DIREXION SHARES ETF TRUST

Direxion Daily MAGMA Bull 2X Shares
Direxion Daily AI and Big Data Bull 2X Shares (AIBD)
Direxion Daily AI and Big Data Bear 2X Shares
Direxion Daily MSCI Emerging Markets ex China Bull 2X Shares (XXCH)
Direxion Daily MSCI Emerging Markets ex China Bear 2X Shares
(the “Funds”)

Supplement dated February 5, 2024 to the
Prospectus and Statement of Information (“SAI”) dated January 22, 2023

Creation Unit Size
Effective immediately, the size of a Creation Unit for each of the Funds is changed from 50,000 to 25,000 shares. All references to a Creation Unit in the Funds’ Prospectus and SAI are thereby updated to 25,000.
For more information, please contact the Funds at (866) 476-7523.

Please retain this Supplement with your Prospectus and SAI.